TRANSAMERICA PARTNERS FUNDS GROUP
TRANSAMERICA ASSET ALLOCATION FUNDS
and
TRANSAMERICA PARTNERS INSTITUTIONAL FUNDS GROUP
TRANSAMERICA INSTITUTIONAL ASSET ALLOCATION FUNDS
Supplement dated February 24, 2009 to the Prospectuses dated
May 1, 2008, as previously supplemented
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Transamerica Partners Small Core
Transamerica Partners Institutional Small Core
The following supplements, amends and replaces certain information in each Prospectus.
Effective on or about February 27, 2009, Transamerica Asset Management, Inc. will terminate its Investment Sub-Advisory Agreement with RS Investment Management Co. LLC with respect to the Transamerica Partners Small Core Portfolio, the underlying mutual fund in which all of the assets of Transamerica Partners Small Core and Transamerica Partners Institutional Small Core are invested.
Fort Washington Investment Advisors, Inc., INVESCO Institutional (N.A.), Inc. and Wellington Management Company, LLP will continue to serve as sub-advisers to the Transamerica Partners Small Core Portfolio.
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Investors Should Retain this Supplement for Future Reference